UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 8, 2004
                                                        ----------------

                          Poster Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Nevada                    333-114335               56-2370836
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(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               File Number)            Identification No.)


129 E. Fremont Street, Las Vegas, NV                             89101
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (702) 385-7111
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

On November 8, 2004, Poster Financial Group, Inc. ("Poster Financial Group") entered into a stock purchase agreement to sell the Golden Nugget Laughlin to Las Vegas-based gaming and real estate company, Barrick Gaming Corporation ("Barrick Gaming") for $31 million, plus working capital at the closing of the transaction. The transaction includes a 24-month license agreement for the limited use of the Golden Nugget Laughlin name and brand.

The transaction is subject to customary closing conditions contained in the stock purchase agreement, including receipt of all necessary regulatory and governmental approvals. Both parties anticipate the transaction to be completed during the first quarter of 2005. The full text of the stock purchase agreement is attached hereto as Exhibit 2.1.

On November 10, 2004, Poster Financial Group issued a press release announcing the transaction and the full text of the press release is attached hereto as
Exhibit 99.1


Item 2.02 Results of Operations and Financial Condition.

On November 10, 2004, Poster Financial Group issued a press release announcing its results of operations and financial condition for the quarter ended September 30, 2004. The full text of the press release is attached hereto as
Exhibit 99.2.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit 2.1    Stock Purchase Agreement, dated November 8, 2004.

Exhibit 99.1 Press Release of Poster Financial Group, Inc., dated November 10, 2004.

Exhibit 99.2 Press Release of Poster Financial Group, Inc., dated November 10, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POSTER FINANCIAL GROUP, INC.

Date:  November 10, 2004                  By:  /s/ Joanne M. Beckett
                                              -------------------------------
                                          Name:  Joanne M. Beckett
                                          Title: Senior Vice President and
                                                 General Counsel